Exhibit 99.1
QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended			Nine Months Ended
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019
Net sales	$961.0	$948.9	$943.6	$2,853.5
Cost of sales	788.3	771.5	764.5	2,324.3
Selling, general and administrative expenses	94.5	96.4	99.6	290.5
Depreciation and amortization	54.2	52.9	52.2	159.3
Restructuring, impairment and transaction-related charges	7.6	9.4	56.7	73.7
Total operating expenses	944.6	930.2	973.0	2,847.8
Operating income (loss) from continuing operations	16.4	18.7	(29.4)	5.7
Interest expense	21.8	25.8	22.0	69.6
Net pension income	(1.5)	(1.5)	(1.5)	(4.5)
Loss on debt extinguishment	15.9	—	14.6	30.5
Loss from continuing operations before income taxes and equity in loss of unconsolidated entity	(19.8)	(5.6)	(64.5)	(89.9)
Income tax benefit	(7.2)	(3.2)	(17.6)	(28.0)
Loss from continuing operations before equity in loss of unconsolidated entity	(12.6)	(2.4)	(46.9)	(61.9)
Equity in loss of unconsolidated entity	0.1	0.7	0.1	0.9
Net loss from continuing operations	(12.7)	(3.1)	(47.0)	(62.8)
Loss from discontinued operations, net of tax	(10.1)	(11.6)	(79.4)	(101.1)
Net loss	(22.8)	(14.7)	(126.4)	(163.9)
Less: net earnings (loss) attributable to noncontrolling interests	(0.3)	0.1	0.1	(0.1)
Net loss attributable to Quad common shareholders	$(22.5)	$(14.8)	$(126.5)	$(163.8)

EBITDA and Adjusted EBITDA (Non-GAAP)
Net loss attributable to Quad common shareholders	$(22.5)	$(14.8)	$(126.5)	$(163.8)
Interest expense	21.8	25.8	22.0	69.6
Income tax benefit	(7.2)	(3.2)	(17.6)	(28.0)
Depreciation and amortization	54.2	52.9	52.2	159.3
EBITDA (Non-GAAP)	$46.3	$60.7	$(69.9)	$37.1
EBITDA Margin (Non-GAAP)	4.8%	6.4%	(7.4)%	1.3%

Restructuring, impairment and transaction-related charges	$7.6	$9.4	$56.7	$73.7
Loss from discontinued operations, net of tax	10.1	11.6	79.4	101.1
Net pension income	(1.5)	(1.5)	(1.5)	(4.5)
Loss on debt extinguishment	15.9	—	14.6	30.5
Other	—	0.8	0.4	1.2
Adjusted EBITDA (Non-GAAP)	$78.4	$81.0	$79.7	$239.1
Adjusted EBITDA Margin (Non-GAAP)	8.2%	8.5%	8.4%	8.4%

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended				Year Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Net sales	$922.6	$964.8	$973.5	$1,124.9	$3,985.8
Cost of sales	749.4	777.9	777.0	917.1	3,221.4
Selling, general and administrative expenses	83.4	96.2	89.2	90.1	358.9
Depreciation and amortization	52.6	54.4	55.0	52.9	214.9
Restructuring, impairment and transaction-related charges	24.9	10.4	5.3	62.7	103.3
Total operating expenses	910.3	938.9	926.5	1,122.8	3,898.5
Operating income from continuing operations	12.3	25.9	47.0	2.1	87.3
Interest expense	17.2	18.4	18.3	19.3	73.2
Net pension income	(3.1)	(3.1)	(3.1)	(3.1)	(12.4)
Earnings (loss) from continuing operations before income taxes and equity in (earnings) of unconsolidated entity	(1.8)	10.6	31.8	(14.1)	26.5
Income tax expense (benefit)	(1.9)	(2.4)	4.5	(2.6)	(2.4)
Earnings (loss) from continuing operations before equity in (earnings) of unconsolidated entity	0.1	13.0	27.3	(11.5)	28.9
Equity in (earnings) of unconsolidated entity	(0.3)	(0.2)	(0.2)	(0.3)	(1.0)
Net earnings (loss) from continuing operations	0.4	13.2	27.5	(11.2)	29.9
Loss from discontinued operations, net of tax	(3.9)	(3.7)	(5.0)	(9.4)	(22.0)
Net earnings (loss)	(3.5)	9.5	22.5	(20.6)	7.9
Less: net earnings (loss) attributable to noncontrolling interests	—	0.1	(0.9)	0.2	(0.6)
Net earnings (loss) attributable to Quad common shareholders	$(3.5)	$9.4	$23.4	$(20.8)	$8.5

EBITDA and Adjusted EBITDA (Non-GAAP)
Net earnings (loss) attributable to Quad common shareholders	$(3.5)	$9.4	$23.4	$(20.8)	$8.5
Interest expense	17.2	18.4	18.3	19.3	73.2
Income tax expense (benefit)	(1.9)	(2.4)	4.5	(2.6)	(2.4)
Depreciation and amortization	52.6	54.4	55.0	52.9	214.9
EBITDA (Non-GAAP)	$64.4	$79.8	$101.2	$48.8	$294.2
EBITDA Margin (Non-GAAP)	7.0%	8.3%	10.4%	4.3%	7.4%

Restructuring, impairment and transaction-related charges	$24.9	$10.4	$5.3	$62.7	$103.3
Loss from discontinued operations, net of tax	3.9	3.7	5.0	9.4	22.0
Net pension income	(3.1)	(3.1)	(3.1)	(3.1)	(12.4)
Employee stock ownership plan contribution	22.3	—	—	—	22.3
Other	(0.3)	(0.1)	(1.1)	(0.1)	(1.6)
Adjusted EBITDA (Non-GAAP)	$112.1	$90.7	$107.3	$117.7	$427.8
Adjusted EBITDA Margin (Non-GAAP)	12.2%	9.4%	11.0%	10.5%	10.7%